Exhibit 99.1  Press Release

Mid-America Apartment Communities, Inc.
A self-managed Equity REIT

Press Release, 2nd Quarter Earnings 2002

FROM:      Simon R. C. Wadsworth, CFO
SUBJECT:   Second Quarter 2002 Earnings In-Line with Forecast
DATE:      July 31, 2002

Memphis, TN, Mid-America Apartment Communities, Inc. (NYSE: MAA) reported Funds From Operations ("FFO"), the generally accepted measure of operating performance for real estate investment trusts, of $14,425,000 or $0.70 per share for the quarter ended June 30, 2002. This is in line with the company's earnings estimates for the quarter. The second quarter FFO performance is an improvement over the $0.68 per share reported for the first quarter of this year and is only slightly below the $0.71 per share reported for the second quarter of last year. Net income available for common shareholders (after non-cash expense for property depreciation) for the second quarter was $941,000 or $0.05/share. This compares to $573,000 or $0.03/share of net income available for common shareholders for the comparable quarter of a year ago.

Highlights for the second quarter were:

     o Occupancy improved to 94.7% by quarter end, from 94.2% at the end of the first quarter and 94.4% at the end of the second quarter last year.

     o    A partnership with Crow Holdings was established to pursue acquisition
          and   redevelopment   opportunities;   first  joint  venture   related
          acquisition was closed in early July.

     o Solid balance sheet continues to strengthen further as coverage ratios show steady improvement.

     o Leasing remains challenging as a strong home buying environment and slow job growth lowers demand.

Eric Bolton, President and CEO said, "Market conditions remain tough. The combination of a vibrant home buying market and slow job growth, continue to create a very competitive leasing market. However, we are encouraged by the significant pull back in new apartment construction starts and believe that once the economy begins to recover, coupled with an increase in mortgage rates, we will see apartment leasing in the southeast strengthen. We have planned for this presently slower part of the cycle and remain comfortable with our balance sheet and current dividend pay-out."

"We have revisited our forecast for the remainder of this year. Our earlier outlook included assumptions anticipating a slight improvement in job growth and a slow down in the robust home buying market later this year. These assumptions are becoming increasingly dubious, and we now believe that it will be early 2003 before conditions improve. In our updated forecast we foresee that significant leasing concessions will persist through the remainder of the year. We have accordingly made a small downward adjustment in our FFO per share forecast from $2.80 to $2.77, with a range of $2.76 to $2.80."

"It is important to note that this forecast assumes that no additional property acquisitions are made. New acquisitions that we may close with Crow Holdings between now and year end are expected to have only a minor impact to earnings for the remainder of this year and will create more significant contribution in 2003."

"The outlook for increasing demand for multifamily housing over the next 5 to 7 years remains strong, particularly in the solid growth markets of the southeast and south central regions of the country. Even now, during this slower part of the economic cycle, we continue to enjoy relatively stable occupancy and investment performance. Our properties are in great condition and we are confident that our portfolio will continue to perform in a satisfactory manner as we wait for improved economic conditions."

Simon Wadsworth, Executive Vice-President and CFO said, "We continue to strengthen our balance sheet. At the end of the quarter our blended average interest cost has been reduced to 6.2%, with 87% of our total debt now at a fixed rate. We have reached a preliminary agreement with Fannie Mae on an additional credit facility which will be used to refinance $200 million of debt maturities and prepayments in the next 18 months. We've prelocked the rate on $100 million of next year's refinancings at a 5.9% average interest rate, with plans underway to lock in the majority of the remainder of next year's refinancings. The 5.9% debt pricing will be replacing maturing bonds at an average interest rate of 6.4%."

"Through proactively addressing next year's refinancings and taking advantage of the historically low current interest rate environment, we have further strengthened our balance sheet and reduced exposure to potential increases in interest rates. Our debt service coverage grew to 2.34 from 2.15 for the same quarter of a year ago and our fixed charge coverage improved to 1.80 from 1.70 as of a year ago. Both of these coverage ratios were also up year over year during the first quarter of this year."

"During the second quarter we successfully renewed our property and casualty insurance program. Given the very difficult pricing and reduced capacity within the insurance industry, our overall cost of premiums and deductibles will increase approximately 40% over the prior year's policy costs, which is in line with what we had anticipated in our forecast."

Al Campbell, Vice-President and Director of Financial Planning said, "Property revenues remain pressured by competitive market conditions. On a same store basis, property revenues posted a 1.2% decline from prior year performance. Property occupancy continues to improve and show steady performance, but leasing concessions are currently more than off-setting this occupancy improvement. Our properties continue to outperform market wide occupancy and rent growth trends. Same store property operating expenses remain under good control with only a 3.4% increase over the prior year, with the largest percentage increase generated by property insurance costs."

Eric Bolton said, "Our balance sheet continues to strengthen. Coverage ratios show steady improvement and our dividend remains secure. We are committed to the current level of cash paid to our owners. Our strategy focuses on generating a steady improvement to our earnings and per share value growth, along with further strengthening dividend coverage and remains solidly on track."

MAA is a self-administered, self-managed apartment-only real estate investment trust which currently owns or has ownership interest in 33,923 apartment units throughout the southeast and southcentral U.S. For further details, please refer to our website at www.maac.net or contact Simon R. C. Wadsworth at (901) 682-6668, ext. 105. 6584 Poplar Ave., Suite 300, Memphis, TN 38138.

Certain matters in this press release may constitute forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Such statements include, but are not limited to, statements made about anticipated growth rate of revenues, expenses, and net operating income at Mid-America's properties, anticipated lease-up (and rental concessions) at development properties, planned acquisitions and dispositions, and property financing. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including a downturn in general economic conditions or the capital markets, competitive factors including overbuilding or other supply/demand imbalances in some or all of our markets, changes in interest rates and other items that are difficult to control such as insurance rates, increases in real estate taxes in numerous markets, as well as the other general risks inherent in the apartment and real estate businesses. Reference is hereby made to the filings of Mid-America Apartment
Communities, Inc., with the Securities and Exchange Commission, including quarterly reports on Form 10-Q, reports on Form 8-K, and its Annual Report on Form 10-K, particularly including the risk factors contained in the latter filing.

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CONSOLIDATED STATEMENTS OF OPERATIONS
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In thousands except per share data

                                                                    Three months ended June 30,           Six months ended June 30,
                                                                ---------------------------------       ----------------------------
                                                                        2002                2001             2002              2001
                                                                -------------       -------------      -----------      ------------
Property revenues                                                   $ 56,692            $ 57,453        $ 112,351         $ 113,734
Property operating expenses                                           21,453              21,170           42,640            41,972
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Net operating income                                                  35,239              36,283           69,711            71,762
Interest and other non-property income                                   168                 429              302               716
Management and development income, net                                   193                 191              379               379
FFO from real estate joint ventures                                      155                 348              475               516
Property management expenses                                           2,478               2,693            4,950             5,282
General & administrative                                               1,511               1,472            2,957             2,913
Interest expense                                                      12,362              13,843           24,724            27,302
Gain on disposition of non-depreciable assets                              -                  (5)               -               229
Preferred dividend distribution                                        4,029               4,029            8,057             8,057
Depreciation and amortization non-real estate assets                     286                 158              556               325
Amortization of deferred financing costs                                 664                 636            1,321             1,165
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Funds from operations                                                 14,425              14,415           28,302            28,558

Depreciation and amortization                                         13,361              12,936           26,600            25,766
Joint venture depreciation adjustment included in FFO                    345                 314              688               627
Gain on disposition of non-depreciable assets included in FFO              -                  (5)               -               229
Preferred dividend distribution add back                              (4,029)             (4,029)          (8,057)           (8,057)
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Income before gain on disposition of assets,
    minority interest and extraordinary items                          4,748               5,199            9,071             9,993
Net gain on disposition of assets and
    insurance settlement proceeds                                        501                  (5)             565               164
Minority interest in operating partnership income                       (251)               (149)            (338)             (251)
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Income before extraordinary items                                      4,998               5,045            9,298             9,906
Ex item - Loss on debt extinguishment , net of MI                         28                 443               28               443
Preferred dividend distribution                                        4,029               4,029            8,057             8,057
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Net income available for common shareholders                        $    941            $    573        $   1,213         $   1,406
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Weighted average common shares - Diluted                              17,749              17,480           17,673            17,495
Weighted average common shares and units - Diluted                    20,659              20,416           20,586            20,431
Funds from operations per share and units - Diluted                 $   0.70            $   0.71        $    1.37         $    1.40
Net income available for common shareholders
    before extraordinary items - Diluted                            $   0.05            $   0.06        $    0.07         $    0.11
Net income available for common shareholders
    after extraordinary items - Diluted                             $   0.05            $   0.03        $    0.07         $    0.08

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CONSOLIDATED BALANCE SHEETS
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In thousands
                                                                         June 30,          December 31,
                                                                           2002                2001
                                                                     -----------------   -----------------
Assets
Real estate assets, net                                                    $1,198,938          $1,216,933
Cash and cash equivalents, including restricted cash                           25,344              23,432
Other assets                                                                   26,680              23,123
----------------------------------------------------------------------------------------------------------
    Total assets                                                           $1,250,962          $1,263,488
----------------------------------------------------------------------------------------------------------

Liabilities
Bonds and notes payable                                                    $  788,136          $  779,664
Other liabilities                                                              46,516              41,564
----------------------------------------------------------------------------------------------------------
    Total liabilities                                                         834,652             821,228

Shareholders' equity and minority interest                                    416,310             442,260
----------------------------------------------------------------------------------------------------------
    Total liabilities & shareholders' equity                               $1,250,962          $1,263,488
----------------------------------------------------------------------------------------------------------

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
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OPERATING RESULTS
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Dollars and shares in thousands except per share data

ROA                                                                     Annualized             Trailing
                                                                           2Q02               4 Quarters
                                                                      ------------------   ----------------
        Gross Real Estate Assets, Average                                   $1,458,661          $1,451,744
        EBITDA                                                              $  124,408          $  123,914
        EBITDA/Gross Real Estate Assets                                           8.5%                8.5%

                                                   Three Months Ended June 30,         Six Months Ended June 30,
                                              ------------------------------------   -----------------------------
                                                    2002                2001             2002             2001
                                              -----------------   ----------------   -------------   -------------
Common and Preferred Dividends as % of FFO               87%                 88%
EBITDA/Debt Service (1)                                 2.34                2.15
EBITDA/Fixed Charges (2)                                1.80                1.70
Total Debt as % of Gross Real Estate Assets              53%                 55%
MAA portion of JV debt                               $26,974             $27,779
Capitalized Interest YTD                             $   239             $   811

FAD
        FFO                                          $14,425             $14,415        $28,302        $28,558
        Average Units                                 30,662              30,985         30,634         30,944
        Average Shares - Diluted                      20,659              20,416         20,586         20,431
        Recurring Capex                              $ 3,595             $ 3,429        $ 5,395        $ 6,377
        FAD                                          $10,830             $10,986        $22,907        $22,181
        Free Cash Flow (3)                           $11,780             $11,780        $24,784        $23,671

PER SHARE (DILUTED)
        FFO                                          $  0.70             $  0.71        $  1.37        $  1.40
        FAD                                          $  0.52             $  0.54        $  1.11        $  1.09
        Free Cash Flow (3)                           $  0.57             $  0.58        $  1.20        $  1.16
        Distribution                                 $ 0.585             $ 0.585        $ 1.170        $ 1.170

(1)  Annualized  EBITDA for  trailing  six  months to  annualized  debt  service
(aggregate of principal and interest) for same period.

(2)  Annualized  EBITDA for  trailing  six months to  annualized  fixed  charges
(aggregate of preferred distributions, principal and interest) for same period.

(3) Includes addback of other non-cash items, primarily non-real estate depreciation and amortization.

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OTHER DATA
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Shares and units in thousands except per share data

                                                                  Three Months Ended June 30,            Six Months Ended June 30,
                                                                ----------------------------------   -------------------------------
                                                                         2002             2001            2002           2001
                                                                ----------------   ---------------   --------------   --------------
Weighted average common shares and units - Basic                       20,408           20,332           20,390         20,374
Weighted average common shares and units - Diluted                     20,659           20,416           20,586         20,431
Number of apartment units with ownership interest
    (excluding development units not delivered)                        33,459           33,778           33,459         33,778
Apartment units added during period, net                                   25                -               48            166

PER SHARE DATA
        Funds from operations per share and units - Basic             $  0.71          $  0.71          $  1.39        $  1.40
        Funds from operations per share and units - Diluted           $  0.70          $  0.71          $  1.37        $  1.40
        Net income available for common shareholders
            before extraordinary items - Diluted                      $  0.05          $  0.06          $  0.07        $  0.11
        Net income available for common shareholders
            after extraordinary items - Diluted                       $  0.05          $  0.03          $  0.07        $  0.08
        Dividend declared per common share                            $ 0.585          $ 0.585          $ 1.170        $ 1.170

DIVIDEND INFORMATION (latest declaration)                                 Payment             Payment           Record
                                                                         per Share             Date              Date
                                                                -----------------------   ---------------   ----------------
        Common Dividend - quarterly                                       $0.5850            7/31/2002         7/24/2002
        Preferred Series A - monthly                                      $0.1979            8/15/2002         8/1/2002
        Preferred Series B - monthly                                      $0.1849            8/15/2002         8/1/2002
        Preferred Series C - quarterly                                    $0.5859            7/15/2002         7/1/2002

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COMMUNITY STATISTICS
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Represents current stabilized communities
                                                                           At June 30, 2002
                                                --------------------------------------------------------------------
                                                                                                          MAA
                                                                                                        Average
                                                   Number of            Portfolio          MAA        Rental Rate
                                                     Units            Concentration     Occupancy       Per Unit
                                                ----------------   -----------------   -----------   ---------------
Tennessee
    Memphis                                             4,429              13.9%          95.3%         $ 622.30
    Nashville                                             966               3.0%          93.8%         $ 692.05
    Chattanooga                                           943               2.9%          94.1%         $ 557.62
    Jackson                                               664               2.1%          92.8%         $ 612.68

Florida
    Jacksonville                                        2,846               8.9%          93.9%         $ 685.03
    Tampa                                               1,120               3.5%          94.2%         $ 752.96
    Other                                               2,518               7.8%          94.6%         $ 714.22

Georgia
    Atlanta                                             1,652               5.1%          95.7%         $ 778.20
    Columbus / LaGrange                                 1,509               4.7%          94.9%         $ 650.87
    Augusta / Aiken / Savannah                          1,132               3.5%          94.6%         $ 622.45
    Other                                               1,742               5.4%          96.6%         $ 658.77

Texas
    Dallas                                              2,056               6.4%          90.9%         $ 656.40
    Austin                                              1,254               3.9%          95.0%         $ 713.55
    Houston                                             1,002               3.1%          94.6%         $ 670.10

South Carolina
    Greenville                                          1,492               4.6%          96.0%         $ 561.94
    Other                                                 784               2.4%          96.4%         $ 675.34

Kentucky
    Lexington                                             554               1.7%          94.0%         $ 607.13
    Other                                                 624               1.9%          96.0%         $ 615.45

Mississippi                                             1,673               5.2%          97.2%         $ 581.76
Arkansas                                                  808               2.5%          97.4%         $ 608.30
Alabama                                                   952               3.0%          94.0%         $ 655.07
North Carolina                                            738               2.3%          91.7%         $ 582.14
Ohio                                                      414               1.3%          89.6%         $ 702.19
Virginia                                                  296               0.9%          99.0%         $ 681.33
--------------------------------------------------------------------------------------------------------------------
                                         Total         32,168             100.0%          94.7%         $ 655.40

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SAME STORE STATISTICS
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Dollars in thousands except Average Rental Rate

                                              Three Months Ended June 30,
                                    ---------------------------------------------
                                                                         Percent
                                        2002           2001               Change
                                    ------------   -------------   --------------
Revenues                               $52,896        $53,520              -1.2%

Property Operating Expenses             13,597         13,292               2.3%
RE Taxes and Insurance                   6,274          5,933               5.7%
---------------------------------------------------------------------------------
Total Operating Expenses                19,871         19,225               3.4%
---------------------------------------------------------------------------------
NOI                                    $33,025        $34,295              -3.7%
---------------------------------------------------------------------------------

Units                                   28,761         28,797
Average Rental Rate                    $657.47        $650.54               1.1%
Average Physical Occupancy               94.9%          94.3%               0.6%

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
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DEBT AS OF JUNE 30, 2002
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Dollars in thousands
                                              Principal          Average Years      Average
                                               Balance            to Maturity         Rate
                                            ----------------   ----------------   ----------
Conventional - Fixed Rate or Swapped              $ 570,018              6.3          6.9%
Tax-free - Fixed Rate or Swapped                    117,819             23.0          6.1%
Conventional - Variable Rate                         77,739              7.4          2.5%
Tax-free - Variable Rate                             22,560             25.6          2.4%
                                            ------------------------------------------------
     Total                                        $ 788,136              9.5          6.2%

FUTURE PAYMENTS                                                                               Average
                                               Scheduled                                      Rate for
                                             Amortization         Maturities        Total    Maturities
                                            -----------------   -------------   ----------   -------------
                                     2002         $   1,957        $  19,183     $  21,140     5.1%
                                     2003             3,691          154,120       157,811     6.5%
                                     2004             3,808           71,168        74,976     7.0%
                                     2005             4,063                -         4,063
                                     2006             4,167           36,010        40,177     6.4%
                               Thereafter           129,754          360,215       489,969     5.9%
                                            --------------------------------------------------------------
                                    Total         $ 147,440        $ 640,696     $ 788,136     6.2%

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DEVELOPMENT PIPELINE
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

                                                                           Units                          Percentage of Available
                                                       ----------------------------------------------
                                                                   Available                                  Units to Lease
                                                                                                         -------------------------
                                                        Total       to Lease      Occupied     Leased     Occupied       Leased
                                                       --------  -------------  ------------  ---------  ------------  -----------
Properties in Lease-up
     Grand Reserve Lexington           Lexington, KY      370         370           348          363         94%            98%
     Grande View Nashville             Nashville, TN      433         431           366          398         85%            92%
     Reserve at Dexter Lake Phase II     Memphis, TN      244         244           180          183         74%            75%
     Reserve at Dexter Lake Phase III    Memphis, TN      244         244           144          156         59%            64%
----------------------------------------------------------------------------------------------------------------------------------
                                            Total       1,291       1,289         1,038        1,100         81%            85%